 Exhibit 99.1

 Occidental Announces 3rd Quarter 2019 Results

•	Completed acquisition of Anadarko on August 8
•	Completed $3.9 billion sale of Mozambique and divested Plains interests for $650 million
•	Repaid $4.9 billion of debt, including all 2020 debt maturities
•	Returned $600 million to shareholders
•	Achieved pre-tax income guidance for both OxyChem and Marketing and Other Midstream segments
•	Achieved production from legacy Occidental operations of 737,000 BOE per day near the high end of guidance, with Permian Resources exceeding guidance at 300,000 BOE per day
•	Reported third quarter combined production of 1,114,000 BOE per day from continuing operations, exceeding prior guidance midpoint by 32,000 BOE per day

HOUSTON — November 4, 2019 — Occidental Petroleum Corporation (NYSE:OXY) today announced a net loss attributable to common stockholders for the third quarter of 2019 of $912 million, or $1.08 per diluted share, and adjusted income attributable to common stockholders of $93 million, or $0.11 per diluted share. Third quarter pre-tax items affecting comparability mainly include Anadarko merger-related transaction costs and debt financing fees of $969 million, oil and gas impairment charges of $325 million and a gain on sale of $111 million related to Occidental’s sale of its interests in Plains All American Pipeline, L.P. and Plains GP Holdings, L.P. (together, Plains).

“I’m pleased to report that we are making significant progress with our integration of Anadarko. Our teams are working well together, and we continue to deliver outstanding operational results across our asset portfolio, positioning our company to fully execute on our value-capture initiatives,” said President and Chief Executive Officer Vicki Hollub. “We remain committed to the strategy we laid out to our investors, which focuses on deleveraging and returning excess free cash flow to shareholders, as evidenced by $4.9 billion of third quarter debt repayments, including all 2020 debt maturities, and returning $600 million to investors.”

QUARTERLY RESULTS

Oil and Gas

Oil and gas pre-tax income for the third quarter of 2019 was $221 million, compared to $726 million for the prior quarter. The third quarter of 2019 results include a $285 million write-off of unproved domestic leases in areas where Occidental no longer plans to pursue exploration activities and a $40 million impairment charge related to the mutually agreed-upon early termination of the Idd El Shargi South Dome contract in Qatar. Third quarter results also include a mark-to-market gain of $75 million on crude oil hedges. Excluding impairment charges and the mark-to-market gain, the decrease in third quarter income reflects lower realized crude oil prices.

Total average daily production volume for the third quarter of 2019 was 1,155,000 barrels of oil equivalent (BOE), which included legacy Anadarko continuing operations of 377,000 BOE and discontinued Africa operations of 41,000 BOE. Production decreased for legacy Occidental operations, which produced 737,000 BOE for the third quarter of 2019, compared to average daily production of 741,000 BOE for the second quarter of 2019. Legacy Occidental Permian Resources average daily production volume of 300,000 BOE exceeded third quarter 2019 guidance, up 4 percent on a sequential quarter basis and 33 percent year-over-year, due to improved well performance and development activity. International average daily production volume was slightly below third quarter 2019 guidance at 279,000 BOE due to maintenance activities in the Middle East.

Total per BOE lease operating costs for the third quarter of 2019 decreased by 12 percent to $9.26, from $10.55 for the second quarter of 2019, due to lower plant and downhole maintenance costs.

For the third quarter of 2019, average WTI and Brent marker prices were $56.45 per barrel and $62.01 per barrel, respectively. Per barrel average worldwide realized crude oil prices decreased by 4 percent from the second quarter of 2019 to $56.26 for the third quarter of 2019. Per BOE average worldwide realized NGL prices decreased by 17 percent from the prior quarter to $14.96 per BOE for the third quarter of 2019. The increase in average domestic realized gas prices to $1.25 per Mcf during the third quarter of 2019 was due to higher realized prices from legacy Anadarko gas-producing operations.

OxyChem

OxyChem pre-tax income for the third quarter of 2019 was $207 million, compared to $208 million for second quarter of 2019, despite vinyl margins coming under pressure from increased ethylene costs as a result of industry-wide ethylene cracker downtime. Higher ethylene costs were offset by stronger sales and production across most product lines.

Marketing and Other Midstream

Marketing and Other Midstream pre-tax income for the third quarter of 2019 was $266 million, compared to $331 million for the second quarter of 2019. Third quarter of 2019 pre-tax income includes a pre-tax gain on sale of Plains for $111 million. Excluding the gain on sale, the decrease in third quarter of 2019 pre-tax income reflected lower marketing results due to narrowing of the Midland-to-Gulf Coast spread.

WES Midstream

As a result of acquiring Anadarko, Occidental added a WES Midstream operating segment, which includes the operations of Western Midstream Partners, LP (WES), for the third quarter of 2019. WES Midstream pre-tax income for the third quarter of 2019 was $134 million and income attributable to noncontrolling interests was $42 million.

Supplemental Non-GAAP Measure

This press release refers to adjusted income, a supplemental measure not calculated in accordance with generally accepted accounting principles in the United States (GAAP). A definition of adjusted income and a reconciliation to net income, the comparable GAAP financial measure, is included in the financial schedules of this press release. Occidental’s definition of adjusted income may differ from similarly titled measures provided by other companies in our industry and as a result may not be comparable.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements about Occidental’s expectations, beliefs, plans or forecasts. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, and they include, but are not limited to: any projections of earnings, revenue or other financial items or future financial position or sources of financing; any statements of the plans, strategies and objectives of management for future operations or business strategy; any statements regarding future economic conditions or performance; any statements of belief; and any statements of assumptions underlying any of the foregoing. Words such as “estimate,” “project,” “predict,” “will,” “would,” “should,” “could,” “may,” “might,” “anticipate,” “plan,” “intend,” “believe,” “expect,” “aim,” “goal,” “target,” “objective,” “likely” or similar expressions that convey the prospective nature of events or outcomes are generally indicative of forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Unless legally required, Occidental does not undertake any obligation to update any forward-looking statements as a result of new information, future events or otherwise.

Although Occidental believes that the expectations reflected in any of our forward-looking statements are reasonable, actual results may differ from anticipated results, sometimes materially. Factors that could cause results to differ from those projected or assumed in any forward-looking statement include, but are not limited to: the extent to which Occidental is able to successfully integrate Anadarko Petroleum Corporation (Anadarko), manage expanded operations, including WES, and realize the anticipated benefits of combining Occidental and Anadarko; Occidental’s ability to successfully complete the sale of the remaining assets, liabilities, businesses and operations of the Africa assets to Total S.A.; global commodity pricing fluctuations; supply and demand considerations for Occidental’s products; higher-than-expected costs; the regulatory approval environment; not successfully completing, or any material delay of, field developments, expansion projects, capital expenditures, efficiency projects, acquisitions or dispositions; uncertainties about the estimated quantities of oil and natural gas reserves; lower-than-expected production from development projects or acquisitions; exploration risks; disruptions to, capacity constraints in, or other limitations on the pipeline systems that deliver our oil and natural gas and other processing and transportation considerations; general economic slowdowns domestically or internationally; difficult and adverse conditions in the domestic and global capital and credit markets; the impact of potential changes in Occidental’s credit ratings; uncertainty from the expected discontinuance of LIBOR and transition to any other interest rate benchmark; political conditions and events; liability under environmental regulations, including remedial actions; litigation; disruption or interruption of production or manufacturing or facility damage due to accidents, chemical releases, labor unrest, weather, natural disasters, cyber attacks or insurgent activity; failure of risk management; changes in law or regulations; reorganization or restructuring of Occidental’s operations; changes in tax rates; actions by third parties that are beyond Occidental’s control; and the ability to generate cash to fund operations and repay indebtedness.

Additional information concerning these and other factors can be found in Occidental’s filings with the U.S. Securities and Exchange Commission, including Occidental’s Annual Report on Form 10-K for the year ended December 31, 2018, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

About Occidental

Occidental is an international oil and gas exploration and production company with operations in the United States, Middle East and Latin America. We are the leading producer and largest acreage holder in the Permian Basin. Occidental is advancing a lower-carbon future with our subsidiary Oxy Low Carbon Ventures, which promotes innovative technologies that drive cost efficiencies and economically grow our business while reducing emissions. We also have a marketing and midstream business and WES Midstream, which includes Western Midstream Partners, LP. OxyChem, our chemical subsidiary, is among the top three U.S. producers for the principal products it manufactures and markets. Occidental posts or provides links to important information on our website at oxy.com.

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Contacts:

Media:
Melissa E. Schoeb
713-366-5615
melissa_schoeb@oxy.com

or

Investors:

Jeff Alvarez

713-215-7864

jeff_alvarez@oxy.com

On the web: oxy.com

Occidental Petroleum Corporation

Quarter 3 2019 Earnings Release Schedules Index

Schedule #	Schedule Description
1	Summary Highlights

2	Segment Results Before Tax Allocations
● Reported Results
● Items Affecting Comparability
● Adjusted Results (non-GAAP)

3	Segment Results After Tax Allocations
● Reported Results
● Items Affecting Comparability
● Adjusted Results (non-GAAP)
● Reconciliation - Diluted EPS

4	Items Affecting Comparability Detail
● Before tax allocations
● After tax allocations

5	Consolidated Condensed Statements of Operations

6	Consolidated Condensed Balance Sheets

7	Consolidated Condensed Statements of Cash Flows
Detail of Capital Expenditures and Depreciation, Depletion and Amortization

8	Oil & Gas Net Production Volumes Per Day
● MBOE/D
● By Commodity

9	Oil & Gas Net Sales Volumes Per Day and Realized Prices
● MBOE/D
● Realized Prices and Related Index Prices

10	Oil and Gas Costs

11	WES Midstream Financial Information

SCHEDULE 1

Occidental Petroleum Corporation

Summary Highlights

	2018					2019
Quarterly	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Net Income (Loss)
Reported income (loss) attributable to common stockholders ($ millions)	$708	$848	$1,869	$706	$4,131	$631	$635	$(912)		$354
Reported EPS - Diluted ($/share)	$0.92	$1.10	$2.44	$0.93	$5.39	$0.84	$0.84	$(1.08)		$0.45
Effective tax rate on reported income (loss) (%)	32%	26%	28%	15%	26%	26%	33%	(19)%		55%

Adjusted income attributable to common stockholders (Non-GAAP) ($ millions)	$708	$848	$1,360	$922	$3,838	$631	$729	$93		$1,453
Adjusted EPS - Diluted (Non-GAAP) ($/share)	$0.92	$1.10	$1.77	$1.22	$5.01	$0.84	$0.97	$0.11		$1.85
Effective tax rate on adjusted income (loss) (%)	32%	26%	27%	12%	25%	26%	30%	51%		33%

Average Shares Outstanding
Basic (millions)	765.6	765.7	761.7	753.8	761.7	748.9	748.3	845.7		781.1
Diluted (millions)	767.0	767.4	763.3	755.4	763.3	750.5	749.5	845.7		782.2

Daily Production Volumes
Total US (MBOE/D)	336	358	384	410	372	421	446	835		569
US Oil (MBBL/D)	228	240	256	274	250	277	289	486		351
Worldwide - Reported (MBOE/D)	609	639	681	700	658	719	741	1,155		874
Worldwide - Continuing Operations (MBOE/D)	609	639	681	700	658	719	741	1,114		860
Worldwide Sales - Continuing Operations (MBOE/D)	610	622	696	702	658	713	744	1,116		859

Commodity Price Realizations
Worldwide oil ($/BBL)	$61.04	$63.12	$62.67	$56.11	$60.64	$52.62	$58.91	$56.26		$56.02
Worldwide NGL ($/BBL)	$25.35	$27.21	$29.55	$22.88	$26.25	$18.14	$18.00	$14.96		$16.62
Domestic gas ($/MCF)	$2.06	$1.49	$1.58	$1.33	$1.59	$1.36	$0.23	$1.25		$1.05

Cash Flows Continuing Operations ($ millions)
Operating cash flow before working capital (Non - GAAP)	$1,697	$1,988	$2,553	$1,875	$8,113	$1,832	$1,771	$330		$3,933
Working capital changes	(688)	(232)	(149)	548	(521)	(884)	242	2,148		1,506
Other, net	-	-	-	77	77	-	-	-		-
Operating cash flow	$1,009	$1,756	$2,404	$2,500	$7,669	$948	$2,013	$2,478		$5,439
Capital expenditures	$(1,032)	$(1,287)	$(1,319)	$(1,337)	$(4,975)	$(1,259)	$(1,211)	$(1,714)		$(4,184)

	2018					2019
Year-to-date	Mar	Jun	Sep	Dec		Mar	Jun	Sep	Dec
Net Income
Reported income attributable to common stockholders ($ millions)	$708	$1,556	$3,425	$4,131		$631	$1,266	$354
Reported EPS - Diluted ($/share)	$0.92	$2.02	$4.45	$5.39		$0.84	$1.68	$0.45
Effective tax rate on reported income (loss) (%)	32%	29%	28%	26%		26%	30%	55%

Adjusted income attributable to common stockholders (Non-GAAP) ($ millions)	$708	$1,556	$2,916	$3,838		$631	$1,360	$1,453
Adjusted EPS - Diluted (Non-GAAP) ($/share)	$0.92	$2.02	$3.79	$5.01		$0.84	$1.80	$1.85
Effective tax rate on adjusted income (loss) (%)	32%	29%	28%	25%		26%	29%	33%

Average Shares Outstanding
Basic (millions)	765.6	765.7	764.3	761.7		748.9	748.7	781.1
Diluted (millions)	767.0	767.2	765.8	763.3		750.5	750.0	782.2

Daily Production Volumes
Total US (MBOE/D)	336	347	359	372		421	434	569
US Oil (MBBL/D)	228	234	241	250		277	283	351
Worldwide - Reported (MBOE/D)	609	624	643	658		719	730	874
Worldwide - Continuing Operations (MBOE/D)	609	624	643	658		719	730	860
Worldwide Sales - Continuing Operations (MBOE/D)	610	616	643	658		713	728	859

Commodity Price Realizations
Worldwide oil ($/BBL)	$61.04	$62.07	$62.29	$60.64		$52.62	$55.86	$56.02
Worldwide NGL ($/BBL)	$25.35	$26.34	$27.54	$26.25		$18.14	$18.07	$16.62
Domestic gas ($/MCF)	$2.06	$1.76	$1.70	$1.59		$1.36	$0.77	$1.05

Cash Flows ($ millions)
Operating before working capital	$1,697	$3,685	$6,238	$8,113		$1,832	$3,603	$3,933
Working capital changes	(688)	(920)	(1,069)	(521)		(884)	(642)	1,506
Other, net	-	-	-	77		-	-	-
Operating cash flow	$1,009	$2,765	$5,169	$7,669		$948	$2,961	$5,439
Capital expenditures	$(1,032)	$(2,319)	$(3,638)	$(4,975)		$(1,259)	$(2,470)	$(4,184)

SCHEDULE 2

Occidental Petroleum Corporation

Segment Results Before Tax Allocations

(Amounts in millions, except per share and effective tax rate amounts)

	2018					2019
Reported Income (Loss)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$255	$300	$209	$(143)	$621	$54	$153	$(79)		$128
Foreign	502	495	571	328	1,896	454	596	344		1,394
Exploration	(7)	(15)	(13)	(40)	(75)	(24)	(23)	(44)		(91)
	750	780	767	145	2,442	484	726	221		1,431
Chemical	298	317	321	223	1,159	265	208	207		680
Marketing & Other Midstream	179	250	1,698	675	2,802	279	331	266		876
WES Midstream	-	-	-	-	-	-	-	134		134
Segment income	1,227	1,347	2,786	1,043	6,403	1,028	1,265	828		3,121
Corporate
Interest	(92)	(91)	(92)	(81)	(356)	(83)	(143)	(360)		(586)
Other	(88)	(106)	(115)	(130)	(439)	(89)	(181)	(1,089)		(1,359)
Income (loss) from continuing operations before taxes	1,047	1,150	2,579	832	5,608	856	941	(621)		1,176
Taxes
Federal and state	(95)	(76)	(362)	70	(463)	(74)	(38)	181		69
Foreign	(244)	(226)	(348)	(196)	(1,014)	(151)	(268)	(297)		(716)
Income (loss) from continuing operations	708	848	1,869	706	4,131	631	635	(737)		529
Discontinued operations, net of taxes	-	-	-	-	-	-	-	(15)		(15)
Net income (loss)	708	848	1,869	706	4,131	631	635	(752)		514
Less: Net income attributable to noncontrolling interests	-	-	-	-	-	-	-	(42)		(42)
Less: Preferred stock dividends	-	-	-	-	-	-	-	(118)		(118)
Net income (loss) attributable to common stockholders	$708	$848	$1,869	$706	$4,131	$631	$635	$(912)		$354

Reported diluted earnings per share	$0.92	$1.10	$2.44	$0.93	$5.39	$0.84	$0.84	$(1.08)		$0.45

Effective Tax Rate	32%	26%	28%	15%	26%	26%	33%	(19)%		55%

Items Affecting Comparability	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$-	$-	$-	$-	$-	$-	$-	$(210)		$(210)
Foreign	-	-	(196)	(220)	(416)	-	-	(40)		(40)
Exploration	-	-	-	-	-	-	-	-		-
	-	-	(196)	(220)	(416)	-	-	(250)		(250)
Chemical	-	-	-	-	-	-	-	-		-
Marketing & Other Midstream	-	-	902	5	907	-	-	111		111
WES Midstream	-	-	-	-	-	-	-	-		-
Segment income (loss)	-	-	706	(215)	491	-	-	(139)		(139)
Corporate
Interest	-	-	-	-	-	-	(57)	(65)		(122)
Other	-	-	-	-	-	-	(50)	(937)		(987)
Income (loss) from continuing operations before taxes	-	-	706	(215)	491	-	(107)	(1,141)		(1,248)
Taxes
Federal and state	-	-	(197)	(1)	(198)	-	13	151		164
Foreign	-	-	-	-	-	-	-	-		-
Income (loss) from continuing operations	-	-	509	(216)	293	-	(94)	(990)		(1,084)
Discontinued operations, net of taxes	-	-	-	-	-	-	-	(15)		(15)
Net income (loss)	-	-	509	(216)	293	-	(94)	(1,005)		(1,099)
Less: Net income attributable to noncontrolling interests	-	-	-	-	-	-	-	-		-
Less: Preferred stock dividends	-	-	-	-	-	-	-	-		-
Net income (loss) attributable to common stockholders	$-	$-	$509	$(216)	$293	$-	$(94)	$(1,005)		$(1,099)

Adjusted Income (Loss) (Non-GAAP)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$255	$300	$209	$(143)	$621	$54	$153	$131		$338
Foreign	502	495	767	548	2,312	454	596	384		1,434
Exploration	(7)	(15)	(13)	(40)	(75)	(24)	(23)	(44)		(91)
	750	780	963	365	2,858	484	726	471		1,681
Chemical	298	317	321	223	1,159	265	208	207		680
Marketing & Other Midstream	179	250	796	670	1,895	279	331	155		765
WES Midstream	-	-	-	-	-	-	-	134		134
Adjusted segment income	1,227	1,347	2,080	1,258	5,912	1,028	1,265	967		3,260
Corporate
Interest	(92)	(91)	(92)	(81)	(356)	(83)	(86)	(295)		(464)
Other	(88)	(106)	(115)	(130)	(439)	(89)	(131)	(152)		(372)
Adjusted income from continuing operations before taxes	1,047	1,150	1,873	1,047	5,117	856	1,048	520		2,424
Taxes
Federal and state	(95)	(76)	(165)	71	(265)	(74)	(51)	30		(95)
Foreign	(244)	(226)	(348)	(196)	(1,014)	(151)	(268)	(297)		(716)
Adjusted income	708	848	1,360	922	3,838	631	729	253		1,613
Less: Net income attributable to noncontrolling interests	-	-	-	-	-	-	-	(42)		(42)
Less: Preferred stock dividends	-	-	-	-	-	-	-	(118)		(118)
Adjusted income attributable to common stockholders	$708	$848	$1,360	$922	$3,838	$631	$729	$93		$1,453

Adjusted diluted earnings per share (Non-GAAP)	$0.92	$1.10	$1.77	$1.22	$5.01	$0.84	$0.97	$0.11		$1.85

Effective Tax Rate	32%	26%	27%	12%	25%	26%	30%	51%		33%

Non-GAAP Measure

Adjusted income is a non-GAAP measure. Occidental defines adjusted income as net income excluding the effects of significant transactions and events that affect earnings but vary widely and unpredictably in nature, timing and amount. These events may recur, even across successive reporting periods. This non-GAAP measure is not meant to disassociate those items from management’s performance, but rather is meant to provide useful information to investors interested in comparing Occidental’s earnings performance between periods. Reported net income is considered representative of management’s performance over the long term, and adjusted income is not considered to be an alternative to net income reported in accordance with GAAP.

SCHEDULE 3

Occidental Petroleum Corporation

Segment Results After Tax Allocations

(Amounts in millions, except per share amounts)

	2018					2019
Reported Income (Loss)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$199	$233	$163	$(111)	$484	$42	$119	$(63)		$98
Foreign	255	247	260	62	824	248	351	165		764
Exploration	(7)	(12)	(11)	(34)	(64)	(22)	(21)	(40)		(83)
	447	468	412	(83)	1,244	268	449	62	-	779
Chemical	230	247	248	160	885	205	159	161		525
Marketing & Other Midstream	146	209	1,342	541	2,238	227	274	218		719
WES Midstream	-	-	-	-	-	-	-	134		134
Segment income	823	924	2,002	618	4,367	700	882	575	-	2,157
Corporate
Interest	(92)	(91)	(92)	(81)	(356)	(83)	(130)	(295)		(508)
Other	(88)	(106)	(115)	(130)	(439)	(89)	(181)	(1,024)		(1,294)
Taxes	65	121	74	299	559	103	64	7		174
Income (loss) from continuing operations	708	848	1,869	706	4,131	631	635	(737)	-	529
Discontinued operations, net of taxes	-	-	-	-	-	-	-	(15)		(15)
Net income (loss)	708	848	1,869	706	4,131	631	635	(752)	-	514
Less: Net income attributable to noncontrolling interests	-	-	-	-	-	-	-	(42)		(42)
Less: Preferred stock dividends	-	-	-	-	-	-	-	(118)		(118)
Net income (loss) attributable to common stockholders	$708	$848	$1,869	$706	$4,131	$631	$635	$(912)	-	$354

Reported diluted earnings per share	$0.92	$1.10	$2.44	$0.93	$5.39	$0.84	$0.84	$(1.08)	-	$0.45

Items Affecting Comparability	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$-	$-	$-	$-	$-	$-	$-	$(165)	-	$(165)
Foreign	-	-	(196)	(220)	(416)	-	-	(40)	-	(40)
Exploration	-	-	-	-	-	-	-	-	-	-
	-	-	(196)	(220)	(416)	-	-	(205)	-	(205)
Chemical	-	-	-	-	-	-	-	-	-	-
Marketing & Other Midstream	-	-	705	4	709	-	-	87	-	87
WES Midstream	-	-	-	-	-	-	-	-	-	-
Segment income (loss)	-	-	509	(216)	293	-	-	(118)	-	(118)
Corporate
Interest	-	-	-	-	-	-	(44)	(51)	-	(95)
Other	-	-	-	-	-	-	(50)	(798)	-	(848)
Taxes	-	-	-	-	-	-	-	(23)	-	(23)
Income (loss) from continuing operations	-	-	509	(216)	293	-	(94)	(990)	-	(1,084)
Discontinued operations, net of taxes	-	-	-	-	-	-	-	(15)		(15)
Net income (loss)	-	-	509	(216)	293	-	(94)	(1,005)	-	(1,099)
Less: Net income attributable to noncontrolling interests	-	-	-	-	-	-	-	-		-
Less: Preferred stock dividends	-	-	-	-	-	-	-	-		-
Net income (loss) attributable to common stockholders	$-	$-	$509	$(216)	$293	$-	$(94)	$(1,005)	-	$(1,099)

Adjusted Income (Loss) (Non-GAAP)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$199	$233	$163	$(111)	$484	$42	$119	$102	-	$263
Foreign	255	247	456	282	1,240	248	351	205	-	804
Exploration	(7)	(12)	(11)	(34)	(64)	(22)	(21)	(40)	-	(83)
	447	468	608	137	1,660	268	449	267	-	984
Chemical	230	247	248	160	885	205	159	161	-	525
Marketing & Other Midstream	146	209	637	537	1,529	227	274	131	-	632
WES Midstream	-	-	-	-	-	-	-	134	-	134
Segment income	823	924	1,493	834	4,074	700	882	693	-	2,275
Corporate
Interest	(92)	(91)	(92)	(81)	(356)	(83)	(86)	(244)	-	(413)
Other	(88)	(106)	(115)	(130)	(439)	(89)	(131)	(226)	-	(446)
Taxes	65	121	74	299	559	103	64	30	-	197
Adjusted income	708	848	1,360	922	3,838	631	729	253	-	1,613
Less: Adjusted income attributable to noncontrolling interests	-	-	-	-	-	-	-	(42)		(42)
Less: Preferred stock dividends	-	-	-	-	-	-	-	(118)		(118)
Adjusted income (loss) attributable to common stockholders	$708	$848	$1,360	$922	$3,838	$631	$729	$93	$-	$1,453

Adjusted diluted earnings per share (Non-GAAP)	$0.92	$1.10	$1.77	$1.22	$5.01	$0.84	$0.97	$0.11	-	$1.85

Reconciliation - Diluted Earnings Per Share
Reported Diluted Earnings Per Share (GAAP)	$0.92	$1.10	$2.44	$0.93	$5.39	$0.84	$0.84	$(1.08)	-	$0.45
After-Tax Adjustments for Items Affecting Comparability
Oil & Gas
Domestic	$-	$-	$-	$-	$-	$-	$-	$(0.19)		$(0.21)
Foreign	-	-	(0.26)	(0.29)	(0.55)	-	-	(0.05)		(0.05)
Exploration	-	-	-	-	-	-	-	-		-
Chemical	-	-	-	-	-	-	-	-		-
Marketing & Other Midstream	-	-	0.93	-	0.93	-	-	0.10		0.12
WES	-	-	-	-	-	-	-	-		-
Corporate
Interest	-	-	-	-	-	-	(0.06)	(0.06)		(0.12)
Other	-	-	-	-	-	-	(0.07)	(0.94)		(1.09)
Taxes	-	-	-	-	-	-	-	(0.03)		(0.03)
Discontinued Operations	-	-	-	-	-	-	-	(0.02)		(0.02)
Total After-Tax Adjustments for Items Affecting Comparability	$-	$-	$0.67	$(0.29)	$0.38	$-	$(0.13)	$(1.19)		$(1.40)

Adjusted Diluted Earnings Per Share (Non-GAAP)	$0.92	$1.10	$1.77	$1.22	$5.01	$0.84	$0.97	$0.11		$1.85

Average Diluted Shares Outstanding (millions)	767.0	767.4	763.3	755.4	763.3	750.5	749.5	845.7	-	782.2

The difference between reported average diluted shares outstanding and adjusted average diluted shares outstanding is immaterial and does not impact the calculation of adjusted earnings per share. As such, adjusted earnings per share is calculated as adjusted income (loss) divided by reported average diluted shares outstanding.

SCHEDULE 4

Occidental Petroleum Corporation

Items Affecting Comparability Detail

(Amounts in millions)

	2018					2019
Before Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic
Asset impairments	$-	$-	$-	$-	$-	$-	$-	$(285)		$(285)
Oil collars MTM	-	-	-	-	$-	-	-	75		$75
	-	-	-	-	-	-	-	(210)		(210)
Foreign
Asset impairments	-	-	(196)	(220)	(416)	-	-	(40)		(40)
	-	-	(196)	(220)	(416)	-	-	(40)		(40)

Total Oil and Gas	-	-	(196)	(220)	(416)	-	-	(250)		(250)

Chemical
No items affecting comparability	-	-	-	-	-	-	-	-		-
Total Chemical	-	-	-	-	-	-	-	-		-

Marketing & Other Midstream
Asset and equity investment sales gains	-	-	902	5	907	-	-	111		111
Total Marketing & Other Midstream	-	-	902	5	907	-	-	111		111

WES Midstream
No items affecting comparability	-	-	-	-	-	-	-	-		-
Total WES Midstream	-	-	-	-	-	-	-	-		-

Corporate
Anadarko merger-related costs	-	-	-	-	-	-	(50)	(924)		(974)
Bridge loan financing fees	-	-	-	-	-	-	(57)	(65)		(122)
Other merger-related pension and termination benefits	-	-	-	-	-	-	-	20		20
Interest rate swap MTM, net	-	-	-	-	-	-	-	(53)		(53)
Warrants gains MTM	-	-	-	-	-	-	-	20		20
Total Corporate	-	-	-	-	-	-	(107)	(1,002)		(1,109)

State tax rate revaluation	-	-	-	-	-	-	-	(23)		(23)
Income taxes	-	-	(197)	(1)	(198)	-	13	174		187
Income (loss) from continuing operations	-	-	509	(216)	293	-	(94)	(990)		(1,084)
Discontinued operations, net of taxes	-	-	-	-	-	-	-	(15)		(15)
Totals	$-	$-	$509	$(216)	$293	$-	$(94)	$(1,005)		$(1,099)

	2018					2019
After Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic
Asset impairments	$-	$-	$-	$-	$-	$-	$-	$(223)		$(223)
Oil collars MTM	-	-	-	-	-	-	-	58		58
	-	-	-	-	-	-	-	(165)		(165)
Foreign
Asset impairments	-	-	(196)	(220)	(416)	-	-	(40)		(40)
	-	-	(196)	(220)	(416)	-	-	(40)		(40)

Total Oil and Gas	-	-	(196)	(220)	(416)	-	-	(205)		(205)

Chemical
No items affecting comparability	-	-	-	-	-	-	-	-		-
Total Chemical	-	-	-	-	-	-	-	-		-

Marketing & Other Midstream
Asset and equity sales gains	-	-	705	4	709	-	-	87		87
Total Marketing & Other Midstream	-	-	705	4	709	-	-	87		87

WES Midstream
No items affecting comparability	-	-	-	-	-	-	-	-		-
Total WES Midstream	-	-	-	-	-	-	-	-		-

Corporate
Anadarko merger-related costs	-	-	-	-	-	-	(50)	(792)		(842)
Bridge loan financing fees	-	-	-	-		-	(44)	(51)		(95)
Other merger-related pension and termination benefits	-	-	-	-	-	-	-	16		16
Interest rate swap MTM, net	-	-	-	-	-	-	-	(42)		(42)
Warrants gains MTM	-	-	-	-	-	-	-	20		20
Total Corporate	-	-	-	-	-	-	(94)	(849)		(943)

State tax rate revaluation	-	-	-	-	-	-	-	(23)		(23)
Income (loss) from continuing operations	-	-	509	(216)	293	-	(94)	(990)		(1,084)
Discontinued operations, net of taxes	-	-	-	-	-	-	-	(15)		(15)
Totals	$-	$-	$509	$(216)	$293	$-	$(94)	$(1,005)		$(1,099)

SCHEDULE 5

Occidental Petroleum Corporation

Consolidated Condensed Statements of Operations

(Amounts in millions, except per-share amounts)

	2018					2019
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
REVENUES
Net sales
Oil & Gas	$2,454	$2,531	$2,889	$2,567	$10,441	$2,351	$2,718	$3,821		$8,890
Chemical	1,154	1,176	1,185	1,142	4,657	1,059	998	1,071		3,128
Marketing & Other Midstream	389	603	1,367	1,297	3,656	816	909	780		2,505
WES Midstream	-	-	-	-	-	-	-	383		383
Eliminations	(234)	(227)	(225)	(244)	(930)	(222)	(205)	(368)		(795)
	3,763	4,083	5,216	4,762	17,824	4,004	4,420	5,687		14,111
Interest, dividends and other income	29	38	34	35	136	78	41	56		175
Gains on sale of assets, net	33	10	926	5	974	7	15	128		150
	3,825	4,131	6,176	4,802	18,934	4,089	4,476	5,871		14,436

COSTS AND OTHER DEDUCTIONS
Oil and gas operating expense	613	616	680	852	2,761	645	717	962		2,324
Transportation expense	43	38	41	30	152	31	33	217		281
Chemical and midstream cost of sales	694	711	722	706	2,833	669	636	741		2,046
Purchased commodities	13	100	343	366	822	365	431	441		1,237
Selling, general and administrative	130	142	151	162	585	140	163	242		545
Other operating expense	177	260	280	311	1,028	238	260	363		861
Taxes other than on income	108	115	110	106	439	111	123	198		432
Depreciation, depletion and amortization	921	947	1,023	1,086	3,977	973	1,031	1,706		3,710
Asset impairments and other items	30	12	214	305	561	-	-	325		325
Anadarko merger-related costs	-	-	-	-	-	-	50	924		974
Exploration expense	15	21	24	50	110	36	35	63		134
Interest and debt expense, net	97	97	96	99	389	98	153	381		632
	2,841	3,059	3,684	4,073	13,657	3,306	3,632	6,563		13,501
INCOME (LOSS) BEFORE INCOME TAXES AND OTHER ITEMS	984	1,072	2,492	729	5,277	783	844	(692)		935
OTHER ITEMS
Losses on interest rate swaps and warrants, net	-	-	-	-	-	-	-	(33)		(33)
Income from equity investments	63	78	87	103	331	73	97	104		274
	63	78	87	103	331	73	97	71		241
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	1,047	1,150	2,579	832	5,608	856	941	(621)		1,176
Income tax expense	(339)	(302)	(710)	(126)	(1,477)	(225)	(306)	(116)		(647)
INCOME (LOSS) FROM CONTINUING OPERATIONS	708	848	1,869	706	4,131	631	635	(737)		529
Discontinued operations, net of taxes	-	-	-	-	-	-	-	(15)		(15)
NET INCOME (LOSS)	708	848	1,869	706	4,131	631	635	(752)		514
Less: Net income attributable to noncontrolling interests	-	-	-	-	-	-	-	(42)		(42)
Less: Preferred stock dividend	-	-	-	-	-	-	-	(118)		(118)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$708	$848	$1,869	$706	$4,131	$631	$635	$(912)		$354

EARNINGS PER SHARE
BASIC EARNINGS PER COMMON SHARE
Income (loss) from continuing operations	$0.92	$1.10	$2.44	$0.93	$5.40	$0.84	$0.84	$(1.06)		$0.47
Discontinued operations, net	-	-	-	-	-	-	-	(0.02)		(0.02)

BASIC EARNINGS PER COMMON SHARE	$0.92	$1.10	$2.44	$0.93	$5.40	$0.84	$0.84	$(1.08)		$0.45

DILUTED EARNINGS PER COMMON SHARE	$0.92	$1.10	$2.44	$0.93	$5.39	$0.84	$0.84	$(1.08)		$0.45

DIVIDENDS PER COMMON SHARE	$0.77	$0.77	$0.78	$0.78	$3.10	$0.78	$0.78	$0.79		$2.35

AVERAGE COMMON SHARES OUTSTANDING
BASIC	765.6	765.7	761.7	753.8	761.7	748.9	748.3	845.7		781.1
DILUTED	767.0	767.4	763.3	755.4	763.3	750.5	749.5	845.7		782.2

SCHEDULE 6

Occidental Petroleum Corporation

Consolidated Condensed Balance Sheets

(Amounts in millions)

	2018				2019
	MAR	JUN	SEP	DEC	MAR	JUN	SEP	DEC
CURRENT ASSETS
Cash and cash equivalents	$1,606	$1,362	$2,954	$3,033	$1,752	$1,751	$4,840
Restricted cash and restricted cash equivalents	-	-	-	-	-	-	454
Trade receivables, net	5,184	5,521	6,000	4,893	5,310	5,273	5,854
Inventories	1,057	1,347	1,009	1,260	1,484	1,582	1,601
Assets held for sale	335	1,664	-	-	-	-	6,445
Other current assets	712	1,096	1,149	746	724	819	1,750
Total current assets	8,894	10,990	11,112	9,932	9,270	9,425	20,944

INVESTMENTS IN UNCONSOLIDATED ENTITIES (WES Midstream $2,261)	1,509	1,551	1,568	1,680	1,725	1,777	3,684

PROPERTY, PLANT AND EQUIPMENT
Property, plant and equipment	71,262	71,214	72,980	74,420	75,813	77,004	136,925
Accumulated depreciation, depletion and amortization	(39,918)	(40,782)	(41,825)	(42,983)	(43,913)	(44,889)	(46,804)
	31,344	30,432	31,155	31,437	31,900	32,115	90,121

OPERATING LEASE ASSETS	-	-	-	-	684	681	1,078
LONG-TERM RECEIVABLES AND OTHER ASSETS, NET	1,053	1,086	1,114	797	793	765	1,155
INTANGIBLES, NET - (WES Midstream $2,380)	8	8	8	8	8	7	2,387
GOODWILL - WES Midstream	-	-	-	-	-	-	6,074
TOTAL ASSETS	$42,808	$44,067	$44,957	$43,854	$44,380	$44,770	$125,443

CURRENT LIABILITIES
Current maturities of long-term debt	$-	$-	$116	$116	$116	$116	$31
Current operating lease liabilities	-	-	-	-	240	252	463
Accounts payable	5,059	5,412	5,443	4,885	5,261	5,445	6,789
Accrued liabilities	2,011	2,521	2,813	2,411	1,920	2,067	5,175
Accrued income taxes	-	-	-	-	-	-	1,036
Liabilities of assets held for sale	-	145	-	-	-	-	2,203
Total current liabilities	7,070	8,078	8,372	7,412	7,537	7,880	15,697

LONG-TERM DEBT, NET
Long-term debt, net - Occidental	10,309	10,312	10,198	10,201	10,203	10,155	39,946
Long-term debt, net - WES Midstream	-	-	-	-	-	-	7,637
	10,309	10,312	10,198	10,201	10,203	10,155	47,583
DEFERRED CREDITS AND OTHER LIABILITIES
Deferred income taxes (WES Midstream $1,167)	659	738	1,162	907	918	950	9,920
Asset retirement obligations (WES Midstream $319)	1,248	1,244	1,249	1,424	1,430	1,433	4,164
Pension and postretirement obligations	1,008	1,010	828	809	816	819	1,927
Environmental remediation reserves	729	731	740	762	755	764	905
Operating lease liabilities	-	-	-	-	465	445	676
Other	1,063	1,023	919	1,009	1,020	977	3,566
	4,707	4,746	4,898	4,911	5,404	5,388	21,158
EQUITY
Preferred stock, $1.00 per share par value	-	-	-	-	-	-	9,762
Common stock, $.20 per share par value	179	179	179	179	179	179	209
Treasury stock	(9,168)	(9,268)	(10,162)	(10,473)	(10,653)	(10,653)	(10,653)
Additional paid-in capital	7,916	7,967	7,991	8,046	8,083	8,157	14,867
Retained earnings	22,107	22,361	23,635	23,750	23,795	23,848	22,227
Accumulated other comprehensive loss	(312)	(308)	(154)	(172)	(168)	(184)	(332)
Total stockholder's equity	20,722	20,931	21,489	21,330	21,236	21,347	36,080
Noncontrolling interest	-	-	-	-	-	-	4,925
Total equity	20,722	20,931	21,489	21,330	21,236	21,347	41,005

TOTAL LIABILITIES AND EQUITY	$42,808	$44,067	$44,957	$43,854	$44,380	$44,770	$125,443

SCHEDULE 7

Occidental Petroleum Corporation

Consolidated Condensed Statements of Cash Flows and Detail of CAPEX and DD&A

(Amounts in millions)

	2018					2019
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
OPERATING CASH FLOW FROM CONTINUING OPERATIONS
Net income (loss)	$708	$848	$1,869	$706	$4,131	$631	$635	$(752)		$514
Depreciation, depletion and amortization (see detail below)	921	947	1,023	1,086	3,977	973	1,031	1,706		3,710
Deferred income tax (benefit) provision	94	77	379	(179)	371	10	37	(1,097)		(1,050)
Asset impairments and other non-cash charges	(26)	116	(718)	262	(366)	218	68	473		759
Operating cash flow from continuing operations before working capital (NON - GAAP) (see below)	1,697	1,988	2,553	1,875	8,113	1,832	1,771	330		3,933
Working capital changes	(688)	(232)	(149)	548	(521)	(884)	242	2,148		1,506
Other, net	-	-	-	77	77	-	-	-		-
Operating cash flow from continuing operations (GAAP)	1,009	1,756	2,404	2,500	7,669	948	2,013	2,478		5,439

INVESTING CASH FLOW FROM CONTINUING OPERATIONS
Capital expenditures (see detail below)	(1,032)	(1,287)	(1,319)	(1,337)	(4,975)	(1,259)	(1,211)	(1,714)		(4,184)
Payments for purchases of assets and businesses	(177)	(65)	(484)	(202)	(928)	(69)	(7)	(27,850)		(27,926)
Sales of assets, net	275	55	2,415	79	2,824	16	16	4,777		4,809
Changes in capital accrual	(45)	39	13	48	55	(51)	(57)	(52)		(160)
Other investing activities	8	(57)	(39)	(94)	(182)	(52)	(29)	(59)		(140)
Investing cash flow from continuing operations	(971)	(1,315)	586	(1,506)	(3,206)	(1,415)	(1,288)	(24,898)		(27,601)

FINANCING CASH FLOW FROM CONTINUING OPERATIONS
Cash dividends paid	(592)	(593)	(595)	(594)	(2,374)	(591)	(587)	(588)		(1,766)
Purchases of treasury stock	-	(97)	(811)	(340)	(1,248)	(237)	-	-		(237)
Proceeds from debt - Occidental	978	-	-	-	978	-	(108)	21,665		21,557
Proceeds from debt - WES Midstream	-	-	-	-	-	-	-	1,240		1,240
Payments of debt - Occidental	(500)	-	-	-	(500)	-	-	(4,949)		(4,949)
Payments of debt - WES Midstream	-	-	-	-	-	-	-	(1,000)		(1,000)
WES Midstream distribution to noncontrolling interests	-	-	-	-	-	-	-	(127)		(127)
Proceeds from issuance of preferred stock	-	-	-	-	-	-	(50)	10,000		9,950
Other financing activities	10	5	8	19	42	14	19	(8)		25
Financing cash flow from continuing operations	(104)	(685)	(1,398)	(915)	(3,102)	(814)	(726)	26,233		24,693

Cash Flow From Discontinued Operations	-	-	-	-	-	-	-	(199)		(199)

Increase (decrease) in cash and cash equivalents and restricted cash and restricted cash equivalents	(66)	(244)	1,592	79	1,361	(1,281)	(1)	3,614		2,332
Cash and cash equivalents and restricted cash and restricted cash equivalents - beginning of period	1,672	1,606	1,362	2,954	1,672	3,033	1,752	1,751		3,033
Cash and cash equivalents and restricted cash and cash equivalents - end of period	$1,606	$1,362	$2,954	$3,033	$3,033	$1,752	$1,751	$5,365		$5,365

Capital Expenditures	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Permian Resources	$(574)	$(742)	$(783)	$(674)	$(2,773)	$(775)	$(747)	$(905)		$(2,243)
Permian EOR	(124)	(116)	(119)	(159)	(518)	(133)	(135)	(121)		(389)
DJ Basin	-	-	-	-	-	-	-	(110)		(110)
Gulf of Mexico	-	-	-	-	-	-	-	(47)		(47)
Other Domestic	(4)	(2)	-	(3)	(9)	(6)	(5)	(24)		(219)
Latin America	(28)	(59)	(54)	(71)	(212)	(34)	(35)	(49)		(118)
Middle East	(174)	(180)	(160)	(151)	(665)	(155)	(153)	(135)		(443)
Exploration Drilling	(36)	(25)	(48)	(127)	(236)	(77)	(40)	(75)		(192)
Chemical	(41)	(60)	(74)	(96)	(271)	(38)	(54)	(56)		(148)
Marketing & Other Midstream	(44)	(81)	(68)	(23)	(216)	(26)	(26)	(17)		(69)
WES Midstream	-	-	-	-	-	-	-	(144)		(144)
Corporate	(7)	(22)	(13)	(33)	(75)	(15)	(16)	(31)		(62)
	$(1,032)	$(1,287)	$(1,319)	$(1,337)	$(4,975)	$(1,259)	$(1,211)	$(1,714)		$(4,184)

Depreciation, Depletion and Amortization	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
United States	$502	$556	$611	$652	$2,321	$570	$615	$1,217		$2,402
Latin America	27	25	26	24	102	26	37	37		100
Middle East	208	183	209	231	831	199	200	196		595
Chemical	87	88	89	90	354	89	92	93		274
Marketing & Other Midstream	87	86	78	80	331	79	76	78		233
WES Midstream	-	-	-	-	-	-	-	69		69
Corporate	10	9	10	9	38	10	11	16		37
	$921	$947	$1,023	$1,086	$3,977	$973	$1,031	$1,706		$3,710

Adjusted Operating Cash Flow Before Working Capital (Non-GAAP)								Qtr 3
Operating cash flow from continuing operations (GAAP)								$2,478
Less: Working capital and other, net								(2,148)
Operating cash flow from continuing operations before working capital (Non-GAAP)								330
Add back one-time impacts from:
Taxes - Mozambique sale								880
Anadarko merger-related costs								924
Adjusted operating cash flow from continuing operations before working capital (Non-GAAP)								$2,134

SCHEDULE 8

Occidental Petroleum Corporation

Oil & Gas Net Production Volumes Per Day by Geographical Locations

TOTAL REPORTED PRODUCTION

	2018					2019
REPORTED NET MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
United States
Permian Resources	177	201	225	250	214	261	289	390		314
Permian EOR	154	153	155	156	154	156	153	154		154
DJ Basin	-	-	-	-	-	-	-	163		55
Gulf of Mexico	-	-	-	-	-	-	-	90		30
Other Domestic	5	4	4	4	4	4	4	38		16
Total	336	358	384	410	372	421	446	835		569

Latin America	33	32	31	31	32	33	35	33		34

Middle East
Al Hosn	61	68	81	82	73	82	82	80		81
Dolphin	36	41	41	40	40	40	40	44		41
Oman	85	89	88	84	86	91	86	88		89
Qatar	58	51	56	53	55	52	52	34		46
Total	240	249	266	259	254	265	260	246		257

TOTAL CONTINUING OPERATIONS PRODUCTION	609	639	681	700	658	719	741	1,114		860

DISCONTINUED OPERATIONS - AFRICA	-	-	-	-	-	-	-	41		14

TOTAL REPORTED PRODUCTION	609	639	681	700	658	719	741	1,155		874

REPORTED NET PRODUCTION
VOLUMES PER DAY BY COMMODITY:
United States
Oil (MBBL)
Permian Resources	109	123	139	155	132	157	170	221		183
Permian EOR	117	116	116	118	117	118	117	116		117
DJ Basin	-	-	-	-	-	-	-	64		21
Gulf of Mexico	-	-	-	-	-	-	-	75		25
Other Domestic	2	1	1	1	1	2	2	10		5
Total	228	240	256	274	250	277	289	486		351
NGLs (MBBL)
Permian Resources	31	37	41	45	38	49	58	88		65
Permian EOR	28	28	31	30	29	30	29	30		30
DJ Basin	-	-	-	-	-	-	-	38		13
Gulf of Mexico	-	-	-	-	-	-	-	7		2
Other Domestic	-	-	1	-	-	-	-	5		2
Total	59	65	73	75	67	79	87	168		112
Natural Gas (MMCF)
Permian Resources	222	246	270	300	261	330	364	488		395
Permian EOR	56	54	48	48	50	46	44	45		44
DJ Basin	-	-	-	-	-	-	-	364		123
Gulf of Mexico	-	-	-	-	-	-	-	50		17
Other Domestic	16	16	14	17	16	13	11	138		54
Total	294	316	332	365	327	389	419	1,085		633

Latin America
Oil (MBBL)	32	31	30	30	31	32	34	32		33
Natural Gas (MMCF)	6	6	6	6	6	7	7	8		7

Middle East
Oil (MBBL)
Al Hosn	11	12	14	15	13	14	14	14		14
Dolphin	6	7	7	6	7	6	7	7		7
Oman	64	65	63	62	63	68	65	66		67
Qatar	58	51	56	53	55	52	52	34		46
Total	139	135	140	136	138	140	138	121		134
NGLs (MBBL)
Al Hosn	19	22	26	26	23	26	26	25		25
Dolphin	7	8	8	8	8	8	8	8		8
Total	26	30	34	34	31	34	34	33		33
Natural Gas (MMCF)
Al Hosn	183	204	246	245	220	250	251	246		249
Dolphin	139	156	158	154	152	154	152	171		158
Oman	127	146	148	134	139	140	125	133		133
Total	449	506	552	533	511	544	528	550		540

SCHEDULE 9

Occidental Petroleum Corporation

Oil & Gas Net Sales Volumes Per Day and Realized Prices by Geographical Locations

	2018					2019
NET SALES MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

United States	336	358	384	410	372	421	446	835		569

Latin America	33	31	32	30	32	28	38	36		34

Middle East
Al Hosn	61	68	81	82	73	82	82	80		81
Dolphin	37	41	41	41	40	39	41	44		41
Oman	85	72	102	86	86	91	85	87		88
Qatar	58	52	56	53	55	52	52	34		46
Total	241	233	280	262	254	264	260	245		256

TOTAL CONTINUING OPERATIONS SALES	610	622	696	702	658	713	744	1,116		859

DISCONTINUED OPERATIONS - AFRICA	-	-	-	-	-	-	-	41		14

TOTAL REPORTED SALES	610	622	696	702	658	713	744	1,157		873

REALIZED PRICES
United States
Oil ($/BBL)	$61.03	$61.08	$56.36	$48.25	$56.30	$48.38	$55.14	$54.90		$53.27
NGLs ($/BBL)	$26.89	$28.87	$31.82	$23.10	$27.64	$16.79	$16.28	$13.91		$15.20
Natural Gas ($/MCF)	$2.06	$1.49	$1.58	$1.33	$1.59	$1.36	$0.23	$1.25		$1.05

Latin America
Oil ($/BBL)	$59.24	$65.66	$69.94	$62.49	$64.32	$55.52	$62.66	$54.98		$58.00
Natural Gas ($/MCF)	$5.68	$6.07	$6.74	$7.39	$6.43	$7.37	$7.01	$7.05		$7.14

Middle East
Oil ($/BBL)	$61.45	$66.59	$71.71	$70.30	$67.69	$60.50	$65.83	$62.17		$62.86
NGLs ($/BBL)	$21.89	$23.58	$24.66	$22.38	$23.20	$21.30	$22.50	$20.22		$21.33

Total Worldwide
Oil ($/BBL)	$61.04	$63.12	$62.67	$56.11	$60.64	$52.62	$58.91	$56.26		$56.02
NGLs ($/BBL)	$25.35	$27.21	$29.55	$22.88	$26.25	$18.14	$18.00	$14.96		$16.62
Natural Gas ($/MCF)	$1.82	$1.58	$1.62	$1.51	$1.62	$1.55	$1.03	$1.38		$1.33

Index Prices
WTI Oil ($/BBL)	$62.87	$67.88	$69.50	$58.81	$64.77	$54.90	$59.82	$56.45		$57.06
Brent Oil ($/BBL)	$67.18	$74.90	$75.97	$68.08	$71.53	$63.90	$68.32	$62.01		$64.74
NYMEX Natural Gas ($/MCF)	$2.87	$2.75	$2.88	$3.40	$2.97	$3.24	$2.67	$2.27		$2.72

Percentage of Index Prices
Worldwide oil as a percentage of WTI	97%	93%	90%	95%	94%	96%	98%	100%		98%
Worldwide oil as a percentage of Brent	91%	84%	82%	82%	85%	82%	86%	91%		87%
Worldwide NGL as a percentage of WTI	40%	40%	43%	39%	41%	33%	30%	27%		29%
Worldwide NGL as a percentage of Brent	38%	36%	39%	34%	37%	28%	26%	24%		26%
Domestic gas as a percentage of NYMEX	72%	54%	55%	39%	54%	42%	9%	55%		39%

SCHEDULE 10

Occidental Petroleum Corporation

Oil and Gas Costs

	2018					2019
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

Lease operating expenses ($/BOE)
United States	$13.23	$12.72	$12.31	$11.28	$12.33	$11.83	$11.16	$8.45		$9.98
Latin America	$12.00	$12.12	$12.70	$15.60	$13.08	$14.00	$9.94	$14.58		$12.69
Middle East	$9.60	$10.32	$9.58	$11.07	$10.14	$9.73	$9.59	$11.22		$10.16
Total Oil and Gas	$11.73	$11.80	$11.23	$11.38	$11.52	$11.14	$10.55	$9.26		$10.14

Transportation costs ($/BOE)
United States	$0.09	$0.07	$0.08	$0.08	$0.08	$0.07	$0.07	$2.97		$1.51
Total Oil and Gas	$0.51	$0.46	$0.46	$0.44	$0.47	$0.42	$0.43	$2.41		$1.29

Taxes other than on income ($/BOE)
United States	$3.27	$3.19	$2.91	$2.68	$3.00	$2.79	$2.89	$2.40		$2.62
Total Oil and Gas	$1.82	$1.86	$1.63	$1.59	$1.72	$1.68	$1.76	$1.82		$1.76

DD&A expense ($/BOE)
United States	$16.63	$17.07	$17.28	$17.27	$17.08	$15.04	$15.16	$15.84		$15.47
Latin America	$8.99	$8.95	$8.81	$8.77	$8.88	$10.38	$10.58	$11.00		$10.68
Middle East	$9.62	$8.58	$8.15	$9.59	$8.96	$8.40	$8.44	$8.71		$8.52
Total Oil and Gas	$13.44	$13.48	$13.22	$14.05	$13.56	$12.40	$12.58	$14.12		$13.21

G&A and other operating expenses ($/BOE)	$3.28	$3.88	$3.78	$4.01	$3.79	$4.00	$3.54	$3.77		$3.82

O&G MTM (Gain) Loss - Collars and CO2 ($ millions)	$(30)	$(52)	$(39)	$117	$(4)	$(69)	$3	$(64)		$(130)

Exploration Expense ($ millions)
United States	$8	$17	$17	$22	$64	$16	$15	$31		$62
Latin America	1	1	6	11	19	1	9	7		17
Middle East	6	3	1	17	27	19	11	25		55
	$15	$21	$24	$50	$110	$36	$35	$63		$134

SCHEDULE 11

Occidental Petroleum Corporation

WES Midstream Financial Information

(Amounts in millions)

	Quarter Ended September 30, 2019
STATEMENTS OF OPERATIONS ITEMS:	Occidental	WES Midstream	Eliminations	Total
Net sales	$5,451	$383	$(147)	$5,687
Income from equity investments	$83	$21	$-	$104

Chemical and midstream cost of sales, SGA and other operating expense	$3,185	$189	$(147)	$3,227
Depreciation, depletion and amortization	$1,637	$69	$-	$1,706

CASH FLOW ITEMS:
Operating cash flow	$2,348	$130	$-	$2,478
Capital expenditures	$(1,570)	$(144)	$-	$(1,714)
Debt activity, net	$16,716	$240	$-	$16,956
Noncontrolling distributions paid	$-	$(127)	$-	$(127)

BALANCE SHEET ITEMS:
Cash and cash equivalents	$4,723	$117	$-	$4,840
Total assets	$104,868	$20,575	$-	$125,443
Long-term debt, net	$39,977	$7,637	$-	$47,614

Purchase price allocations were not pushed down to Western Gas Midstream Partners, LP (WES), and therefore will impact the comparability of results presented in this Earnings Release and WES's third quarter 2019 Form 10-Q and Earnings Release.